UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): February 27, 2006

                        Alternative Loan Trust 2007-4CB
                        -------------------------------
                      (Exact name of the issuing entity)
         Commission File Number of the issuing entity: 333-131630-89

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                   Delaware                        87-0698307
                   --------                        ----------
         (State or Other Jurisdiction           (I.R.S. Employer
           of Incorporation of the          Identification No. of the
                  depositor)                       depositor)

4500 Park Granada
Calabasas, California                                  91302
---------------------                                ---------
(Address of Principal                                (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

==============================================================================


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
        (17 CFR 240.14a-12(b))

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events

Item 8.01  Other Events.

On February 27, 2007, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2007-4CB. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On February 26, 2007, the Trustee entered into one interest rate corridor contract (the "Corridor Contract"), as evidenced by one confirmation (the "Confirmation"), dated February 27, 2006, between the Trustee and Bank of America, N. A. (the "Counterparty"). The Confirmation is annexed hereto as
Exhibit 99.2.

On February 26, 2007, the Trustee entered into one interest rate corridor contract (the "Corridor Contract"), as evidenced by one confirmation (the "Confirmation"), dated February 27, 2006, between the Trustee and Bank of America, N. A. (the "Counterparty"). The Confirmation is annexed hereto as
Exhibit 99.3.

On March 27, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of March 27, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWHEQ, Inc. ("CWHEQ"), CWABS, Inc. ("CWABS") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.4.

On February 27, 2007, the Master Servicer appointed Litton Loan Servicing LP ("Litton") to serve as special servicer of the mortgage loans included in Alternative Loan Trust 2006-6 pursuant to a Special Sub-Servicing Agreement (the "Special Sub-Servicing Agreement"), dated as of May 1, 2001, by and among CHL, Credit-Based Asset Servicing and Securitization LLC and Litton. The Special Sub-Servicing Agreement is annexed hereto as Exhibit 99.5.


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



Section 9  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

        Not applicable.

(b) Pro forma financial information.

        Not applicable.

(c) Shell Company Transactions.

(d) Exhibits.

Exhibit No.    Description

99.1 The Pooling and Servicing Agreement, dated as of February 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 A Confirmation, dated February 27, 2007, between the Counterparty and the Trustee.

99.3 A Confirmation, dated February 27, 2007, between the Counterparty and the Trustee.

99.4 The Item 1115 Agreement, dated as of March 27, 2006, among the Company, CHL, CWMBS and the Counterparty.

99.5 The Special Sub-Servicing Agreement, dated May 1, 2001, by and among CHL, Credit-Based Asset Servicing and Securitization LLC and Litton.



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


                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWALT, INC.



                                             By: /s/ Darren Bigby
                                                 -----------------
                                             Darren Bigby
                                             Vice President



Dated:  March 16, 2007



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


                                 Exhibit Index



Exhibit

99.1 The Pooling and Servicing Agreement, dated as of February 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 A Confirmation, dated February 27, 2007, between the Counterparty and the Trustee.

99.3 A Confirmation, dated February 27, 2007, between the Counterparty and the Trustee.

99.4 The Item 1115 Agreement, dated as of March 27, 2006, among the Company, CHL, CWMBS and the Counterparty.

99.5 The Special Sub-Servicing Agreement, dated May 1, 2001, by and among CHL, Credit-Based Asset Servicing and Securitization LLC and Litton.






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